Ohio National Fund, Inc.	October 17, 2018

ON Foreign Portfolio

Supplement to Summary Prospectus Dated May 1, 2018

Under the section “Management,” information regarding James Harper is deleted and the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Templeton Global Advisors Limited serves as the investment sub-adviser for the Portfolio. Templeton has been a sub-adviser for the Portfolio since May 1, 2017. Tucker Scott, CFA has been a lead Portfolio Manager of the Portfolio since May 1, 2017. Norman J. Boersma, CFA and Heather Arnold, CFA have been back-up Portfolio Managers of the Portfolio since May 2017.